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                            INDEMNIFICATION AGREEMENT
                            -------------------------

     INDEMNIFICATION AGREEMENT dated as of January 16, 2002, by and between National Steel Corporation, a Delaware corporation (the "Company"), and
                                                         -------
                                           (the "Indemnified Party").
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     The Company's Restated Certificate of Incorporation (the "Certificate of
Incorporation") contains exculpatory provisions with respect to the personal liability of the Company's directors. The Company's Amended and Restated Bylaws (the "Bylaws") provide the Company's directors and officers with certain rights
      ------
of indemnification and advancement of expenses. The Bylaws and Section 145(f) of the Delaware General Corporation Law (as amended from time to time, the "Delaware Law") also permit agreements between the Company and its directors and
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officers providing for indemnification and advancement rights, whether or not such rights are expressly provided for in the Bylaws or the Delaware Law.

     The Indemnified Party is a [director/executive officer] of the Company. In order to induce the Indemnified Party to continue to serve as a [director/executive officer], the Company has agreed to enter into this Agreement granting to the Indemnified Party indemnification and advancement rights to the fullest extent permitted by the Delaware Law.

     NOW, THEREFORE, in consideration of the Indemnified Party's agreement to continue to serve as a [director/executive officer] of the Company and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Definitions. For purposes of this Agreement:

     "Expense" means any cost or expense, including attorneys' fees and
      -------
expenses, experts' fees and expenses, retainers, court costs, transcript costs, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating in or being or preparing to be a witness in a Proceeding.

     "Independent Counsel" means a law firm, or a member of a law firm, that is
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experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (a) the Company, NKK Corporation, United States Steel Corporation or any of their respective affiliates, (b) the Indemnified Party or (c) any other party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" will not include any person who,
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under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnified Party in an action to determine the Indemnified Party's rights under this Agreement.

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     "Loss" means any liability, damage, fine, tax, penalty, judgment (including
      ----
pre- and post-judgment interest), amount paid in settlement, obligation or loss.

     "Proceeding" means any threatened, pending or completed action, suit,
      ----------
arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise, and whether civil, criminal, administrative or investigative, in which the Indemnified Party was, is or may be involved as a party, a witness or otherwise by reason of the fact that the Indemnified Party is or was serving as a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, trust or other enterprise (including an employee benefit plan), in each case whether or not the Indemnified Party continues to serve in the same capacity at the time any Expense is incurred or Loss is suffered for which indemnification or advancement of expenses may be sought under this Agreement, including any such proceeding based on events or occurrences prior to the date of this Agreement.

     Section 2. Indemnification. The Company agrees to indemnify and hold harmless the Indemnified Party to the full extent authorized or permitted by the Delaware Law and the Bylaws. In furtherance of the foregoing, and without limiting the generality thereof, the Company agrees to indemnify the Indemnified Party against all Expenses and Losses actually and reasonably incurred by him or on his behalf in connection with any Proceeding, or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; provided that in connection with any Proceeding by or in the right of the Company to procure a judgment in its favor, no indemnification against such Expenses or Losses will be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnified Party is adjudged to be liable to the Company, unless and to the extent that the Court of Chancery of the State of the Delaware or the court in which such Proceeding has been brought or is pending determines that such indemnification may be made.

     Section 3. Indemnification for Expenses as Witness. To the extent the Indemnified Party is, by reason of the fact that the Indemnified Party is or was serving as a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, trust or other enterprise (including an employee benefit plan), a witness in any Proceeding to which the Indemnified Party is not a party, the Company agrees to indemnify the Indemnified Party against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     Section 4. Advancement of Expenses. The Company agrees to advance all Expenses actually and reasonably incurred by or on behalf of the Indemnified Party in connection with any Proceeding within 10 days after the receipt by the Company of a statement or statements from the Indemnified Party requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Any promissory note required under Section 50 of

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the Bylaws to be provided by the Indemnified Party to the Company to evidence his obligation to repay advances of Expenses should the Indemnified Party be determined not to be entitled to indemnification will be unsecured and interest free. If, in accordance with the provisions of Section 5(e), a determination is made that the Indemnified Party is not entitled to indemnification with respect to a matter in connection with which the Company has previously advanced Expenses to the Indemnified Party, the Indemnified Party will reimburse such amounts within 90 days after receipt of written notice from the Company requesting such reimbursement; provided that if the Indemnified Party has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnified Party should be indemnified under applicable law, any determination made pursuant to Section 5(e) that the Indemnified Party would not be permitted to be indemnified under applicable law will not be binding and the Indemnified Party will not be required to reimburse the Company for any advancement of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

     Section 5. Indemnification Procedures.

          (a) The Indemnified Party agrees to notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaints, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure of the Indemnified Party to so notify the Company will not relieve the Company of any obligation which it may have to the Indemnified Party under this Agreement or otherwise.

          (b) The Indemnified Party will be entitled to control the defense of any Proceeding with counsel of his own choosing reasonably acceptable to the Company, and the Company will cooperate in the defense of such Proceeding. If the Indemnified Party determines not to control the defense of any Proceeding with counsel of his own choosing, the Indemnified Party will promptly so notify the Company in writing and the Company will be required to assume the defense of such Proceeding using counsel reasonably acceptable to the Indemnified Party.

          (c) The Company will not be liable for any settlement of any Proceeding by the Indemnified Party effected without the Company's written consent, which consent will not be unreasonably withheld, delayed or conditioned. The Company may not settle or compromise any Proceeding to which the Indemnified Party is a party without the Indemnified Party's written consent, which consent will not be unreasonably withheld, delayed or conditioned; provided that the Company will not be required to obtain the consent of the Indemnified Party to the settlement of any Proceeding that the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants the Indemnified Party a complete and unqualified release with respect to all potential liability.

          (d) To obtain indemnification by the Company under this Agreement, the Indemnified Party must submit to the Company a written request, including therewith

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     such documentation and information as is reasonably available to the
     Indemnified Party and is reasonably necessary to determine whether and to what extent the Indemnified Party is entitled to indemnification. The Corporate Secretary of the Company will, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnified Party has made such request.

          (e) Upon written request by the Indemnified Party for indemnification, a determination, if required by the Bylaws or the Delaware Law, with respect to the Indemnified Party's entitlement thereto will be made in the specific case by Independent Counsel in a written opinion to the Board of Directors, a copy of which will be delivered to the Indemnified Party, unless the Indemnified Party requests that such determination be made by the disinterested members of the Board of Directors or the stockholders of the Company, in which case the determination will be made in the manner requested by the Indemnified Party. The Indemnified Party will cooperate with the person or entity making such determination with respect to the Indemnified Party's entitlement to indemnification, including providing to such person or entity upon reasonable request with any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnified Party and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors or stockholders of the Company will act reasonably and in good faith in making a determination under the Agreement of the Indemnified Party's entitlement to indemnification. Any Expenses actually and reasonably incurred by the Indemnified Party in so cooperating with the person or entity making such determination will be borne by the Company (irrespective of the determination as to the Indemnified Party's entitlement to indemnification) and the Company hereby agrees to indemnify and hold the Indemnified Party harmless therefrom. The Company agrees to pay the reasonable fees and expenses of any Independent Counsel making such determination and to fully indemnify such counsel against any and all Losses suffered by the Independent Counsel arising out of or relating to such determination, this Agreement or its engagement pursuant hereto.

          (f) If the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel will be selected by the Indemnified Party and the Indemnified Party will give written notice to the Company advising it of the identity of the Independent Counsel so selected. The Company may, within 10 days after such written notice of selection has been given, deliver to the Indemnified Party a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1, and the objection will set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected by the Indemnified Party will act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by the Indemnified Party of a written request for indemnification pursuant to Section 5(d),

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     no Independent Counsel has been selected and not objected to, the
     Indemnified Party may petition any court of competent jurisdiction for resolution of any objection which may have been made by the Company to the Indemnified Party's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court may designate, and the person with respect to whom all objections are so resolved or the person so appointed will act as Independent Counsel under Section 5(e). The Company will pay all reasonable fees and expenses incident to the procedures set forth in this Section 5(f), regardless of the manner in which such Independent Counsel was selected or appointed.

          (g) If it is determined that the Indemnified Party is entitled to indemnification, payment to the Indemnified Party will be made within 10 days after such determination.

     Section 6. Assumptions and Determination of Good Faith.

          (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or entity making such determination will presume that the Indemnified Party is entitled to indemnification under this Agreement if the Indemnified Party has submitted a request for indemnification in accordance with Section 5(d) and the Company will have the burden of proof to overcome that presumption in connection with any determination contrary to that presumption.

          (b) For purposes of any determination of good faith, the knowledge or actions, or failure to act, of any other director, officer, agent or employee of the Company will not be imputed to the Indemnified Party for purposes of determining the right to indemnification under this Agreement. The provisions of this Section 6(b) will not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnified Party may be deemed to have met the applicable standards of conduct set forth in this Agreement.

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     Section 7. Remedies of Indemnified Party.

          (a) In the event that (i) advancement of Expenses is not timely made in accordance with Section 4, (ii) a determination is made pursuant to
     Section 5(e) that the Indemnified Party is not entitled to indemnification under this Agreement or (iii) a determination is made pursuant to Section 5(e) that the Indemnified Party is entitled to indemnification under this Agreement and payment of indemnification is not made within 10 days after such determination has been made, the Indemnified Party will be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification. Alternatively, the Indemnified Party, at his option, may seek an award in arbitration to be conducted in Wilmington, Delaware by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Indemnified Party will commence such proceeding seeking an adjudication or an award in arbitration within 120 days following the date on which the Indemnified Party first has the right to commence such proceeding pursuant to this Section 7(a). The Company will not oppose the Indemnified Party's right to seek any such adjudication or award in arbitration.

          (b) In the event that a determination has been made pursuant to
     Section 5(e) that the Indemnified Party is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 7 will be conducted in all respects as a de novo trial or arbitration on the merits and the Indemnified Party will not be prejudiced by reason of that adverse determination.

          (c) If a determination has been made pursuant to Section 5(e) that the Indemnified Party is entitled to indemnification, the Company will be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 7 absent (i) a misstatement by the Indemnified Party of a material fact, or an omission of a material fact necessary to make the Indemnified Party's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law.

          (d) In the event that the Indemnified Party, pursuant to this Section 7, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnified Party will be entitled to recover from the Company, and will be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it is determined in such judicial adjudication or arbitration that the Indemnified Party is entitled to receive part but not all of the indemnification sought, the Expenses incurred by the Indemnified Party in connection with such judicial adjudication or arbitration will be appropriately prorated.

          (e) The Company will indemnify the Indemnified Party against any and all Expenses and, if requested by the Indemnified Party, will (within 10 days after receipt by

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     the Company of a written request therefor) advance such Expenses to the
     Indemnified Party, which are incurred by the Indemnified Party in connection with any action brought by the Indemnified Party to recover under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Indemnified Party ultimately is determined to be entitled to such insurance recovery.

          (f) The Company will be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

     Section 8. Agreements Relating to Change in Control.

          (a) For a period of six years after the date of the consummation of any transaction involving the Company of a type required to be reported pursuant to Item 1 of Form 8-K under the Securities Exchange Act of 1934, as amended (a "Change in Control Transaction"), the Company will cause to be maintained in effect the policies of directors and officers liability insurance and fiduciary liability insurance currently maintained by the Company with respect to claims arising from or relating to actions or omissions, or alleged actions or omissions, occurring on or prior to the date of the consummation of such Change in Control Transaction. The Company may at its discretion substitute for such policies currently maintained by the Company directors and officers liability insurance and fiduciary liability insurance policies with reputable and financially sound carriers providing for no less favorable coverage. Notwithstanding the provisions of this Section 8(a), the Company will not be obligated to make annual premium payments with respect to such policies of insurance to the extent such premiums exceed 300 percent of the annual premiums paid by the Company as of the date of this Agreement. If the annual premium costs necessary to maintain such insurance coverage exceed the foregoing amount, the Company will maintain the most advantageous policies of directors and officers liability insurance and fiduciary liability insurance obtainable for an annual premium equal to the foregoing amount.

          (b) For a period of six years after the date of the consummation of any Change in Control Transaction, the Company will maintain in effect such provisions in its Certificate of Incorporation and Bylaws providing for exculpation of director liability and indemnification of directors, officers and employees to the fullest extent permitted from time to time under the law of the State of Delaware, which provisions will not be amended, except as required by applicable law or except to make changes permitted by applicable law that would enlarge the scope of the Indemnified Party's indemnification rights thereunder. The foregoing will not be deemed to restrict the right of the Company to modify the provisions of its Certificate of Incorporation or Bylaws relating to exculpation of director liability and indemnification of directors, officers and employees with respect to events or occurrences after the date of the consummation of a Change in

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     Control Transaction so long as such modifications do not adversely affect the rights of the Indemnified Party.

          (c) Prior to the consummation of any Change in Control Transaction, the Company will require the acquiring party or parties to agree in writing to perform and comply with, or to cause and permit the Company to perform and comply with, the provisions of this Section 8.

     Section 9. Non-Exclusivity.

          (a) The rights of indemnification as provided by this Agreement will not be deemed exclusive of any other rights to which the Indemnified Party may at any time be entitled under applicable law, the Certificate of Incorporation or Bylaws of the Company, any agreement, any vote of stockholders or a resolution of directors, or otherwise. In the event of any conflict or inconsistency between provisions of this Agreement and those contained in any other agreement relating to indemnification or advancement to which the Indemnified Party is or becomes a party (including
     the Indemnification Agreement dated as of                  between the
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     Indemnified Party and the Company), the provisions providing for indemnification and advancement rights that are most favorable to the Indemnified Party in the applicable circumstances will govern and control. No amendment, alteration or repeal of this Agreement or of any provision hereof will limit or restrict any right of the Indemnified Party under this Agreement in respect of any action taken or omitted by such the Indemnified Party prior to such amendment, alteration or repeal. To the extent that a change in the Delaware Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that the Indemnified Party will enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy will be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent or subsequent assertion or employment of any other right or remedy.

          (b) In the event of any payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, who will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          (c) The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnified Party has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

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     Section 10. Duration of Agreement. All agreements and obligations of the
Company contained in this Agreement will continue during the period the Indemnified Party is serving as a director, officer or employee of the Company, or is serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, trust or other enterprise (including an employee benefit plan), and will continue thereafter so long as the Indemnified Party may be subject to any Proceeding (or any proceeding commenced under Section 7), whether or not he is acting or serving in any such capacity at the time any Loss or Expense is incurred for which indemnification may be sought under this Agreement. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

     Section 11. Miscellaneous.

          (a) No agreement modifying or amending this Agreement or extending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the party against which it is sought to be enforced.

          (b) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (c) This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (d) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (e) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by telecopy (receipt confirmed), one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or three business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Company and the Indemnified Party at the addresses indicated below:

          If to the Company:                 National Steel Corporation
                                             4100 Edison Lakes Parkway

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                                             Mishawaka, Indiana 46545-3440
                                             Attention:  Corporate Secretary

          If to the Indemnified Party:
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          or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party.

          (f) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party. The use of the word "including" in this Agreement means "including without limitation" and is intended by the parties to be by way of example rather than limitation.

          (g) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

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          IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first written above.

                                         NATIONAL STEEL CORPORATION


                                         By
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                                                Vice President, General Counsel
                                                         and Secretary


                                           -------------------------------------
                                                [Name of Indemnified Party]